SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 3, 2002



                         Shadows Bend Development, Inc.
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             (Exact name of Registrant as specified in its Charter)


                 Nevada                               87-0617649
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     (State or other jurisdiction          (IRS Employer Identification No.)
           of incorporation)


             200 Lafayette Street, Suite 750, Baton Rouge, LA 70801
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        (Address of principal executive offices)               (Zip Code)


                                 (225) 343-7811
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              (Registrant's telephone number, including area code)


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Clyde Bailey, PC, audited our balance sheets as of December 31, 2000 and 2001 and the related statements of operations, stockholders' deficit and cash flows for the years then ended. Such financial statements accompanied our Form 10-K for the year ended December 31, 2001 and were filed with the Securities and Exchange Commission on April 18, 2001. The report of Clyde Bailey, PC on such financial statements, dated March 31, 2001, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Our Board of Directors approved the dismissal of Clyde Bailey, PC and we dismissed Clyde Bailey, PC on May 3, 2002. Ham, Langston & Brezina, LLP, Certified Public Accountants of Houston, Texas, was appointed by the Company on May 3, 2002, to audit our financial statements for our fiscal year ended December 31, 2001. During our two most recent fiscal years and the subsequent interim period preceding their appointment as independent accountants, neither the Company nor anyone on its behalf consulted

Ham, Langston & Brezina, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Ham, Langston & Brezina, L.L.P. provided to the Company a written report or oral advice regarding such principles or audit opinion.

During our two most recent fiscal years and any subsequent interim period preceding the date of dismissal, there were no disagreements between Clyde Bailey, PC and us, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

We have provided Clyde Bailey, PC with a copy of the disclosure provided under this caption of this Report, and advised it to provide us with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. Their response is filed with this Form 8-K as Exhibit 16.1.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)  Financial  Statements

None

(c)  Exhibits

16.1  Letter  on  change  in  certifying  accountant


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Shadows Bend Development, Inc.


Dated:  May 9, 2002          By:  /s/  Michael  W.  Sciacchetano
                             -------------------------------------------
                             Michael  W.  Sciacchetano,  President,
                             Director and Principal Financial Accounting Officer

        May 9, 2002          By:  /s/  Alvin  Gautreaux,  Jr.
                             -------------------------------------------
                             Alvin  Gautreaux,  Director  and  Secretary


FINANCIAL  INFORMATION

In the opinion of Management, the above-unaudited amounts reflect all adjustments necessary to assure the fair presentation of the results of operations for the periods presented.


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